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                                                                    EXHIBIT 10.2

adopted by the Board of Directors and the stockholders on February 14, 2000


                    FIRST HORIZON PHARMACEUTICAL CORPORATION

                                 2000 STOCK PLAN


         1.       PURPOSE. The purpose of the 2000 Stock Plan (the "Plan") is to
(a) attract and retain persons eligible to participate in the Plan; (b) motivate participants, by means of appropriate incentives, to achieve long-range goals; and (c) further identify participants' interests with those of the Company's shareholders through compensation that is based on the Company's common stock to promote the long-term financial interest of the Company, including the growth in value of the Company's equity and the enhancement of shareholder return. The term "Company" means First Horizon Pharmaceutical Corporation and its Subsidiaries. The term "Code" shall mean the Internal Revenue Code of 1986, as amended, and any successor statute. The term "Subsidiary" shall have the meaning set forth in Section 424(f) of the Code.

         2. TYPES OF GRANTS. The Plan Committee (as defined below) may, from time to time, take the following action separately or in combination under the Plan:

                  (a) grant INCENTIVE STOCK OPTIONS, as defined in Section 422 of the Code, as provided in Section 7 hereof;

                  (b)      grant NONQUALIFIED STOCK OPTIONS as provided in
Section 8 hereof;

                  (c)      grant STOCK AWARDS as provided in Section 9 hereof;
or

                  (d)      SELL SHARES as provided in Section 10 hereof.

         3. ELIGIBILITY; MAXIMUM ANNUAL GRANTS TO ANY INDIVIDUAL. Officers, directors employees, advisors and consultants of the Company shall be eligible to participate in the Plan at the discretion of the Plan Committee; provided, however, that if and to the extent any state or federal securities laws, rules or regulations limit the eligible participants to employees of the Company or otherwise, then the eligible participants in such jurisdiction shall be so limited under this Plan; and further provided that only full-time employees of the Company may receive incentive stock options. To comply with
Section 162(m) of the Code, the maximum number of shares that may be covered by grants under this Plan to any one individual during any calendar year is no more than 500,000 shares.

         4. ADMINISTRATION. The Plan shall be administered by a plan committee (the "Plan Committee") established by the Board of Directors of First Horizon Pharmaceutical Corporation (the "Board"), which shall appoint and remove members of the Plan Committee in its discretion subject only to the requirements set forth herein. The Plan Committee shall consist of two or more members of the Board who are nonemployee directors within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and, if deemed

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appropriate are outside directors within the meaning of Section 162(m) of the
Code. The Plan Committee shall determine the meaning and application of the provisions of the Plan and all grant agreements executed pursuant thereto, and its decisions shall be conclusive and binding upon all interested persons. Subject to the provisions of the Plan, the Plan Committee shall have the sole authority to determine: (a) the persons to whom grants shall be made; (b) the amount and nature of the grants; (c) the price to be paid for the Stock upon the exercise of each option; (d) the period within which each option may be exercised; and (e) the other terms and conditions of the grants.

         5. NUMBER OF SHARES RESERVED UNDER PLAN. The Company shall reserve for issuance under the Plan 2,000,000 shares of Common Stock of First Horizon Pharmaceutical Corporation ("Stock") or the number of shares of Stock, which, in accordance with the provisions of Section 6 below, shall be substituted therefor. If an option, stock award or stock sale granted under the Plan shall expire or terminate for any reason without having been exercised in full or without having been vested, shares subject to the unexercised, unvested or forfeited portion thereof shall again be available for the purposes of the Plan; provided, however, that the availability of any such shares shall be subject to the provisions of Section 162(m) of the Code.

         6. ADJUSTMENT TO NUMBER OF SHARES AND EXERCISE PRICE. In the event of changes in the outstanding Stock by reason of stock dividends, split-ups, consolidations, recapitalizations, reorganizations or similar events (as determined by the Plan Committee), an appropriate adjustment shall be made by the Plan Committee in the number of shares reserved under the Plan, in the number of shares set forth in Section 5 above, in the number of shares and the option price per share specified in any stock option agreement with respect to any unpurchased shares, and the maximum number of shares that may be covered by grants under this Plan to any one individual during any calendar year. The determination of the Plan Committee as to what adjustments shall be made shall be conclusive. Adjustments for any options to purchase fractional shares shall also be determined by the Plan Committee. The Plan Committee shall give prompt notice to all grantees of any adjustment pursuant to this Section.

         7. INCENTIVE STOCK OPTIONS. It is intended that options granted pursuant to this Section 7 qualify as incentive stock options as defined in
Section 422 of the Code. Incentive stock options shall be granted only to employees of the Company. Each stock option shall be subject to the following terms and conditions and to such other terms and conditions not inconsistent therewith as the Plan Committee may deem appropriate and may be set forth in the grant agreement:

                  (a) Limitation on Amount of Incentive Stock Options Becoming Exercisable in Any One Calendar Year. The aggregate Fair Market Value (determined as of the time the option is granted) of Stock with respect to which incentive stock options are exercisable for the first time by the grantee during any calendar year (under the Plan and all other incentive stock option plans of the Company) shall not exceed $100,000.

                  (b) Incentive Stock Option Price. The price to be paid for each share of Stock upon the exercise of each incentive stock option shall be determined by the Plan Committee at the time the option is granted, but shall in no event be less than 100% of the Fair Market Value (as defined below) of the shares on the date the option is granted, or not less than 110% of the Fair Market Value of such shares on the date such option is granted in the case of an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or of its parent or Subsidiaries. The "date the


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option is granted" means the date on which the Plan Committee authorizes the grant of an option under this Plan. For purposes of determining the "Fair Market Value" of a share of Stock under this Plan, the following rules shall apply:

                           (i) If the Stock is at the time listed or admitted to trading on any stock exchange (including the Nasdaq National Stock Market), then the "Fair Market Value" shall be the mean between the lowest and highest reported sale prices of the Stock on the date in question on the principal exchange on which the Stock is then listed or admitted to trading. If no reported sale of Stock takes place on the date in question on the principal exchange, then the reported closing sale price of the Stock on such date on the principal exchange shall be determinative of "Fair Market Value."

                           (ii) If the Stock is not at the time listed or admitted to trading on a stock exchange, the "Fair Market Value" shall be the mean between the closing reported sale price of the Stock on the date in question in the over-the-counter market.

                           (iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Committee.

                  (d) Limitation on Duration of Incentive Stock Options. The period within which an incentive stock option may be exercised shall be determined by the Plan Committee at the time the option is granted; provided, however, that in no event shall any incentive stock option granted hereunder be exercisable more than ten years from the date the option was granted nor more than five years from the date the option was granted in the case of an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company.

                  (e) Payment for Stock upon Exercise of Option. The option exercise price for each share of Stock purchased under a stock option shall be paid in full at the time of purchase. The payment of the exercise price of an incentive stock option granted shall be subject to the following:

                           (i) The full exercise price for shares of Stock purchased upon the exercise of any stock option shall be paid at the time of such exercise (except that, in the case of an exercise arrangement approved by the Plan Committee and described in paragraph 6(e)(iii) below, payment may be made as soon as practicable after the exercise).

                           (ii) The exercise price shall be payable in cash or by tendering (either actually or, if and so long as the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, by attestation) or constructively surrendering Stock already owned by the grantee of the stock option for at least six months (or any shorter or longer period necessary to avoid a charge to the Company's earnings for financial reporting purposes) having a Fair Market Value on the



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                                    day prior to the stock option's exercise
                                    date equal to the aggregate exercise price.

                           (iii) The Plan Committee may permit a participant to elect to pay the exercise price upon the exercise of a stock option by authorizing a third party to sell shares of Stock (or a sufficient portion of the shares) acquired upon exercise of the stock option and remit to the Company a sufficient portion of the sale proceeds to pay the entire exercise price and any tax withholding resulting from such exercise, or the Company may choose to retain such shares in satisfaction of the exercise price and any tax withholding.

         8. NONQUALIFIED STOCK OPTIONS. Each nonqualified stock option granted under the Plan shall be evidenced by a stock option agreement between the person to whom such option is granted and the Company. Such stock option agreement shall provide that the option is subject to the following terms and conditions and to such other terms and conditions not inconsistent therewith as the Plan Committee may deem appropriate and may be set forth in the grant agreement:

                  (a) Nonqualified Stock Option Price. The price to be paid for each share of Stock upon the exercise of a nonqualified stock option shall be determined by the Plan Committee at the time the option is granted. To the extent that the Fair Market Value of Stock is relevant to the pricing of the option by the Plan Committee, Fair Market Value of the Stock shall be determined as set forth in Section 7(b) above.

                  (b) Limitation on Duration of Nonqualified Stock Option. The period within which a nonqualified stock option may be exercised shall be determined by the Plan Committee at the time the option is granted, but in no event shall such period exceed 10 years from the date the option is granted.

                  (c) Payment for Stock upon Exercise of Nonqualified Stock Option. The option exercise price for each share of Stock purchased under a nonqualified stock option shall be paid in full at the time of purchase and shall be subject to the terms and provisions of Section 7(e) above.

         9. STOCK AWARDS. The Plan Committee may award Stock under the Plan as stock bonuses. Stock awarded as a bonus shall be subject to the terms, conditions, and restrictions determined by the Plan Committee. The restrictions may include restrictions concerning transferability, voting, repurchase by the Company and forfeiture of the shares of Stock awarded, together with such other restrictions as may be determined by the Plan Committee. If shares of Stock are subject to forfeiture, all dividends or other distributions paid by the Company with respect to the shares of Stock shall be retained by the Company until the shares of Stock are no longer subject to forfeiture, at which time all accumulated amounts shall be paid to the recipient. The Plan Committee may require the recipient to sign an agreement as a condition of the award, but may not require the recipient to pay any monetary consideration other than amounts necessary to satisfy tax withholding requirements. The agreement may contain any terms, conditions, restrictions, representations and warranties required by the Plan Committee. The certificates representing the shares awarded shall bear any legends required by the Plan Committee. Unless otherwise determined by the Plan Committee, shares awarded as a stock bonus to an officer or director may not be sold until six months after the date of the award. Upon the issuance of a stock award, the



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number of shares of Stock reserved for issuance under the Plan shall be reduced by the number of shares of Stock issued.

         10. SALE OF STOCK. The Plan Committee may issue Stock under the Plan for such consideration (including promissory notes and services) as determined by the Plan Committee. Stock issued under the Plan shall be subject to the terms, conditions and restrictions determined by the Plan Committee. The restrictions may include restrictions concerning transferability, voting, repurchase by the Company and forfeiture of the shares issued, together with such other restrictions as may be determined by the Plan Committee. If shares of Stock are subject to forfeiture or repurchase by the Company, all dividends or other distributions paid by the Company with respect to the shares of Stock shall be retained by the Company until the shares of Stock are no longer subject to forfeiture or repurchase, at which time all accumulated amounts shall be paid to the recipient. All Stock issued pursuant to this Section 10 shall be subject to a purchase or subscription agreement, which shall be executed by the Company and the prospective recipient of the shares prior to the delivery of certificates representing such shares to the recipient. The purchase agreement may contain any terms, conditions, restrictions, representations and warranties required by the Plan Committee. The certificates representing the shares of Stock shall bear any legends required by the Plan Committee. Upon the issuance of Stock under this Section 10, the number of shares of Stock reserved for issuance under the Plan shall be reduced by the number of shares of Stock issued.

         11. NONTRANSFERABILITY. The options granted pursuant to the Plan shall be nontransferable except by will or the laws of descent and distribution of the state or county of the grantee's domicile at the time of death, or, except in the case of incentive stock options, pursuant to a qualified domestic relations order defined under the Code or Title I of the Employee Retirement Income Security Act, and shall be exercisable during the grantee's lifetime only by him (or, except with respect to incentive stock options, in the case of a transfer pursuant to a qualified domestic relations order, by the transferee under such qualified domestic relations order) and after grantee's death, by grantee's personal representative or by the person entitled thereto under grantee's will or the laws of intestate succession.

         12. EFFECT OF TERMINATION OF GRANTEE'S EMPLOYMENT OR OTHER RELATIONSHIP WITH COMPANY. Upon termination of the grantee's employment or other relationship with the Company, grantee's rights to exercise vested options then held by grantee shall be as follows, except that to the extent such periods are more restrictive in the grantee's agreement with the Company the shorter period specified in the agreement shall apply:

                  (a) Death of Grantee. Upon the death of a grantee, any vested option may be exercised (to the extent exercisable on the date of death) within 12 months following the date of death or within such shorter period as the Plan Committee as the Plan Committee shall prescribe in the option agreement, by the grantee's representative or by the person entitled thereto under grantee's will or the laws of intestate succession.

                  (b) Disability of Grantee. Upon the disability (within the meaning of Section 22(e)(3) of the Code) of a grantee, any vested option may be exercised (to the extent exercisable as of the date of disability), within 12 months following disability, or within such shorter period as the Plan Committee shall prescribe in the option agreement.


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                  (c)      Other Termination. In the event an officer, director
or employee ceases to serve as an officer or director or employee of the Company or a nonemployee ceases to provide services to the Company for any reason other than as set forth in (a) and (b), above, any option which grantee holds shall terminate at either (i) 60 days after the date a grantee-employee employment terminates or a grantee-nonemployee ceases providing services to the Company or
(ii) such later date as determined by the Plan Committee and set forth in the grant agreement for any grants other than incentive stock options. The foregoing shall not extend any option or beyond the term specified in the grant agreement and such option shall be exercisable only to the extent exercisable at the date of termination of employment or cessation of services. The Plan Committee may in its sole discretion permit the grantee of incentive stock options in whole or in part to convert such options into nonqualified stock options prior to expiration of the incentive stock options.

         13. CHANGE OF CONTROL. Upon the occurrence of a Change in Control (as hereinafter defined): All outstanding options granted under this Plan shall become fully vested and exercisable and all Stock awarded or sold under this Plan shall become fully vested. "Change of Control" means a change in the beneficial ownership of the Company's voting stock or a change in the composition of the Board which occurs as follows:

                  (a) The acquisition (other than by a direct purchase of shares from First Horizon Pharmaceutical Corporation ("Horizon")) by any "person," including a "syndication" or "group", as those terms are used in
Section 13(d)(3) or 14(d)(2) of the Exchange Act, of securities of representing 20% or more of the combined voting power of Horizon's then outstanding voting securities, which is any security that ordinarily possesses the power to vote in the election of the Board of Directors of a corporation without the happening of any precondition or contingency;

                  (b) Horizon is merged or consolidated with another corporation and immediately after giving effect to the merger or consolidation either (i) less than 80% of the outstanding voting securities of the surviving or resulting entity are then beneficially owned in the aggregate by (x) the stockholders of Horizon immediately prior to such merger or consolidation, or
(y) if a record date has been set to determine the stockholders of Horizon entitled to vote on such merger or consolidation, the stockholders of Horizon as of such record date;

                  (c) If at any time during a calendar year a majority of the directors of Horizon are not persons who were directors at the beginning of the calendar year; or

                  (d) Horizon transfers substantially all of its assets to another corporation which is a less than 80% owned subsidiary of Horizon.

         14. SECURITIES LAW REQUIREMENTS. The Company's obligation to issue shares of its Stock upon exercise of an option upon the grant of Stock awards, or upon the sale of Stock is expressly conditioned upon the completion by the Company of any registration or other qualification of such shares under any state or federal law or rulings and regulations of any government regulatory body or the making of such investment representations or other representations and undertakings by the grantee or the recipient, as the case may be (or grantee's legal representative, heir or legatee, as the case may be), in order to comply with the requirements of any exemption from any such registration or other qualification of such shares which the Company



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in its sole discretion shall deem necessary or advisable. The Company may refuse to permit the sale or other disposition of any shares acquired pursuant to any such representation until it is satisfied that such sale or other disposition would not be in contravention of applicable state or federal securities law.

         15. TAX MATTERS. As a condition to the exercise of an option, the vesting or award of a Stock bonus or the vesting or sale of shares of Stock, the Company may require the grantee to pay over to the Company all applicable federal, state and local taxes which the Company is required to withhold. At the discretion of the Plan Committee and upon the request of an grantee, the minimum statutory withholding tax requirements may be satisfied by the withholding of shares of Stock otherwise issuable to the grantee upon the exercise of an option. In the event grantee makes an 83(b) election under Code with respect to any grant under the Plan, or disposes of an incentive stock option in a transaction deemed to be a disqualifying disposition under Section 421 of the Code, then, within 30 days of such 83(b) election or disqualifying disposition, the grantee shall inform the Company of such actions.

         16. AMENDMENTS TO PLAN. The Board of Directors may amend the Plan at any time, except that:

                  (a) The number of shares of Stock which may be reserved for issuance under the Plan shall not be increased except as provided in Section 6 above without shareholder approval;

                  (b) The option price per share of Stock subject to incentive options may not be fixed at less than 100% of the Fair Market Value of a share of Stock on the date the option is granted;

                  (c)      The expiration date of this Plan may not be extended;

                  (d) The maximum period of ten (10) years during which the options may be exercised may not be extended;

                  (e) The class of persons eligible to receive grants under the Plan as set forth in Section 3 shall not be changed without shareholder approval; and

                  (f) The benefits accruing to participants under this Plan may not be materially increased.

Except as otherwise provided in this Plan, in no event may action by the Board or shareholders to amend this Plan alter or impair the rights of a then existing grantee, without grantee's consent, under any stock option, award or right previously granted to him hereunder.

         17. EFFECTIVE DATE OF PLAN; DURATION OF PLAN. This Plan shall become effective upon the approval of the stockholders of the Company (the "Effective Date"); provided, however, that to the extent that grants are made under this Plan prior to its approval by the stockholders, the grants shall be contingent on approval of the Plan by the stockholders of the Company at such meeting. The Plan shall have a duration of ten years from the Effective Date; provided that in the event of Plan termination, the Plan shall remain in effect as long as any unexercised or



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unvested grants under it are outstanding. No grant may be made under the Plan on a date that is more than ten years from the Effective Date.

         18. GRANT AGREEMENTS. Each option granted and each Stock award or sale of shares of Stock under the Plan shall be evidenced by a written agreement ("Agreement") executed by the Company and accepted by the grantee, which (i) shall contain each of the provisions and agreements herein specifically required to be contained therein or a copy of this Plan attached as an exhibit to the Agreement, (ii) if applicable, shall indicate whether such option is to be an incentive stock option or a nonqualified stock option, and if it is to be an incentive stock option, such Agreement shall contain terms and conditions permitting such option to qualify for treatment as an incentive stock option under Section 422 of the Code (by reference to the Plan or otherwise), (iii) may contain the agreement of the grantee to remain in the employ of, or to render services to, the Company for a period of time to be determined by the Plan Committee (or such terms may be included in a separate agreement with the Company), and (iv) may contain such other terms and conditions as the Plan Committee deems desirable that are consistent with the Plan.

         19. NO IMPLIED RIGHT OF EMPLOYMENT. Nothing in this Plan or in any grant hereunder shall confer upon any recipient any right to continue in the employ of the Company or to continue to perform services for the Company, or shall interfere with or restrict in any way the rights of the Company to discharge or terminate any officer, director, employee, advisor, independent contractor or consultant at any time for any reason whatsoever, with or without good cause.

















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